Exhibit 99.1

Luminar Achieves Start of Production with SAIC’s Rising Auto; Reports Q3 Financials
Company Beats on Revenue and Earnings

Orlando, Fla. — Nov. 2, 2022 — Luminar (NASDAQ: LAZR), a leading global automotive technology company, announced its achievement of the start of production milestone and reported its financial results for the third quarter of 2022, ended Sept. 30, 2022. SAIC is the largest Chinese automaker, and the R7 is the first flagship vehicle from its new smart electric brand RISING AUTO. Its debut, featuring Luminar, marks an inflection point in the industry as Luminar’s technology makes its way into consumer production vehicles.

Luminar’s technology helps power the vehicle’s RISING PILOT Intelligent Driving Program to enable advanced safety features and automated driving capabilities over time. The launch follows RISING AUTO’s high-speed testing across China, encompassing more than 400,000km.

“With the start of series production, autonomous technology has for the first time evolved from R&D into consumer production vehicles,” said Austin Russell, Luminar Founder and CEO. “The team and I couldn’t be more proud to bridge that chasm with China’s largest automaker and power what is set to be their most advanced and safest vehicle on the road. As we continue to successfully prove ourselves, major automakers are becoming more convinced that the path to autonomy will be paved by Luminar lidar and will begin with next generation safety.”

On October 12, Polestar unveiled the Polestar 3 vehicle featuring lidar by Luminar, which Polestar referenced as “the best long-range lidar in the world.” Luminar Iris is expected to be available to order on Polestar 3 beginning in Q2 2023. Next week, Volvo Cars is set to unveil its new fully-electric flagship SUV, the Volvo EX90, which will come standard with Luminar on every vehicle.

Today, Luminar released the capstone to its Path to Series Production video series, which can be viewed at: www.luminartech.com/path. The video underscores the recent start of series production for SAIC’s RISING AUTO and spotlights Volvo Cars' design approach to sleekly integrating Iris into the Volvo EX90 prior to its upcoming reveal on Nov. 9.

Major 2022 Milestones - Q3 Status:
Luminar outlined its four major milestones to measure success at the beginning of the year. Last quarter, the company raised guidance for the growth of commercial programs (major commercial wins) and forward-looking order book. Luminar is on track to meet or beat each of these targets by year-end, and today has achieved its number one major 2022 milestone with the start of Iris production.

1.Iris Industrialization for Series Production: Luminar successfully launched its Iris lidar into series production, leveraging manufacturing partners in Mexico and Thailand, driven by Luminar’s advanced manufacturing team. The company continues its focus on industrialization with construction of a new dedicated higher volume production facility in Monterrey, Mexico that is on track to be production ready by the second half of 2023.
2.Software: The company continued to make strong progress improving and refining critical components of its software stack, including the on-road performance of Proactive Safety™ and highway autonomy features. The company remains on track for its beta version milestone by the end of 2022 and expects to demonstrate it live at CES in January 2023.
3.Commercial Programs: Luminar remains on track to achieve its previously increased goal of 60% YoY growth for major commercial program wins.
4.Forward-Looking Order Book: Luminar remains on track to achieve its previously increased goal of 60% YoY growth for its forward-looking order book.

Key Q3 2022 Financials:
Luminar exceeded its Q3 financial guidance and maintains a strong balance sheet for accelerating business growth and reaching positive cash flow.

•Revenue: Q3 revenue of $12.8 million, ahead of expectations and up 60% YoY, and 29% compared to the prior quarter.
•GAAP and Non-GAAP net loss: Q3 GAAP net loss was $117.6 million, or $(0.33) per share; Q3 Non-GAAP net loss was $63.4 million, or $(0.18) per share.

•Cash, Cash Equivalents and Marketable Securities were $553.1 million as of Sept. 30, 2022. Q3 cash spend (operating cash flow less capital expenditures) was $52.5 million. Luminar is maintaining prior cash spend guidance of 2022 cash spend moderately higher than 2021.
•Q4 2022 Financial Outlook: Maintaining full-year revenue outlook of $40 million to $45 million, which the company raised in August.

Webcast Details:
Founder and CEO Austin Russell and CFO Tom Fennimore will host a video webcast, featuring a business update followed by a live Q&A session.

•What: video webcast featuring quarterly business and financial update and live Q&A
•Date: today, Nov. 2, 2022
•Time: 2:00 p.m. PDT (5:00 p.m. EDT)

A live webcast of the event will be available on Luminar’s investor site at https://luminartech.com/quarterlyreview. A replay of the webcast will be available following the presentation. For additional information or to be added to our investor distribution list, please visit us at https://investors.luminartech.com/ir-resources/email-alerts.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release contains certain non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Luminar considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The Company’s management uses these measures to (i) illustrate underlying trends in the Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP.

This release includes non-GAAP financial measures, including non-GAAP net loss, Order Book, and Cash Spend. Non-GAAP net loss is defined as GAAP net loss plus stock-based compensation expense, plus amortization of intangible assets, plus legal reserve related to employee matters, plus transaction costs relating to acquisition activities, plus expenses related to registration statement on Form S-1 on behalf of selling stockholders, plus change in fair value of warrant liabilities, plus provision for (benefit from) income taxes.

Order Book is defined as the forward-looking cumulative sales estimates of Luminar’s hardware and software products over the lifetime of given programs which Luminar’s technology is integrated into or provided for, based primarily on projected/actual contractual pricing terms and good faith estimates of “take rates” of Luminar’s technology on vehicles. Such anticipated programs and volumes/take rates are based on commitments by our partners that are dependent on successful performance through development and validation and entering definitive purchase orders for series production, which may change for a variety of reasons as disclosed herein and other SEC filings, including, without limitation, the risks set forth in the “Forward-Looking Statements” section below. Customer production vehicle volume estimates (and take rates when applicable) are largely sourced from (i) the OEM/customer, (ii) IHS Markit or other third party estimates, and/or (iii) Luminar’s management good faith estimates.

Luminar defines a “major win” as a written agreement with a major industry player, including based on their past experience in high volume production, leadership in autonomy, or market leadership, that selects our technology for what is expected to be a significant commercial program, including OEM series production programs. We only include major commercial wins, disclosed or undisclosed, in our forward-looking order book calculation, which are subject to the risks set forth in the “Forward-Looking Statements” section below.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “aims,” “believe,” “may,” “will,” “estimate,” “set,” “continue,” “towards,” “anticipate,” “intend,” “expect,” “should,” “would,” “forward,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the expected achievement and timing of series production readiness for Iris lidar and core software, the expected timing and impact of the new, high-volume manufacturing facility, the expected timing of a Sentinel beta, the expected growth in 2022 of Luminar’s forward-looking order book and major commercial wins, and expectations for 2022 revenue growth and cash expenditure. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Luminar's management and are not guarantees of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including the risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Luminar’s most recently filed periodic reports on Form 10-K and Form 10-Q, and other documents Luminar files with the SEC in the future. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Luminar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.

About Luminar

Luminar is a global automotive technology company ushering in a new era of vehicle safety and autonomy. For the past decade, Luminar has built an advanced hardware and software platform to enable its more than 50 industry partners, including the majority of global automotive OEMs. From Volvo Cars and Mercedes-Benz for consumer vehicles and Daimler Trucks for commercial trucks, to tech partners NVIDIA and Intel’s Mobileye, Luminar is poised to be the first automotive technology company to enable next-generation safety and autonomous capabilities for production vehicles. For more information please visit www.luminartech.com.

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	September 30, 2022	December 31, 2021
ASSETS
Current Assets:
Cash and cash equivalents	$56,069	$329,977
Restricted cash	1,234	725
Marketable securities	496,983	462,141
Accounts receivable	9,936	13,013
Inventory	9,153	10,342
Prepaid expenses and other current assets	40,096	29,195
Total current assets	613,471	845,393
Property and equipment, net	21,646	11,009
Operating lease right-of-use assets	22,812	9,145
Intangible assets, net	22,768	2,424
Goodwill	18,830	3,110
Other non-current assets	42,981	12,455
Total assets	$742,508	$883,536

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$24,216	$14,419
Accrued and other current liabilities	31,832	19,844
Operating lease liabilities	6,139	4,735
Total current liabilities	62,187	38,998
Warrant liabilities	5,582	31,230
Convertible senior notes	611,384	608,957
Operating lease liabilities, non-current	18,057	5,768
Other non-current liabilities	2,338	598
Total liabilities	699,548	685,551
Stockholders’ equity:
Class A common stock	29	27
Class B common stock	10	10
Additional paid-in capital	1,484,996	1,257,214
Accumulated other comprehensive loss	(5,989)	(908)
Treasury stock	(312,477)	(235,871)
Accumulated deficit	(1,123,609)	(822,487)
Total stockholders’ equity	42,960	197,985
Total liabilities and stockholders’ equity	$742,508	$883,536

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue:
Products	$6,796	$1,040	$10,135	$5,950
Services	5,989	6,938	19,437	13,650
Total revenue	12,785	7,978	29,572	19,600
Cost of sales:
Products	18,364	3,811	47,169	12,840
Services	10,147	6,951	26,088	13,414
Total cost of sales	28,511	10,762	73,257	26,254
Gross loss	(15,726)	(2,784)	(43,685)	(6,654)
Operating expenses:
Research and development	46,308	25,890	120,358	59,813
Sales and marketing	10,111	5,868	26,698	12,010
General and administrative	42,809	35,603	110,984	65,113
Total operating expenses	99,228	67,361	258,040	136,936
Loss from operations	(114,954)	(70,145)	(301,725)	(143,590)
Other income (expense), net:
Change in fair value of warrant liabilities	(1,231)	17,072	6,645	(22,649)
Interest expense and other	(2,660)	(374)	(9,088)	(860)
Interest income and other	1,470	843	3,612	1,744
Total other income (expense), net	(2,421)	17,541	1,169	(21,765)
Loss before provision (benefit from) for income taxes	(117,375)	(52,604)	(300,556)	(165,355)
Provision for (benefit from) income taxes	175	(1,264)	566	(1,262)
Net loss	$(117,550)	$(51,340)	$(301,122)	$(164,093)
Net loss per share:
Basic and diluted	$(0.33)	$(0.15)	$(0.85)	$(0.48)
Shares used in computing net loss per share:
Basic and diluted	359,753,254	352,122,485	353,537,754	341,858,435

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(301,122)	$(164,093)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,374	2,240
Amortization of operating lease right-of-use assets	3,531	2,682
Amortization of premium on marketable securities	1,111	979
Change in fair value of warrants	(6,645)	22,649
Vendor stock-in lieu of cash program	32,487	2,744
Amortization of debt discount and issuance costs	2,427	—
Impairment of inventories	8,750	1,601
Share-based compensation	117,874	49,887
Deferred taxes	—	(1,264)
Product warranty and other	(623)	1,143
Changes in operating assets and liabilities:
Accounts receivable	6,457	5,748
Inventories	(6,648)	(6,658)
Prepaid expenses and other current assets	(4,685)	(16,971)
Other non-current assets	(1,371)	(88)
Accounts payable	8,379	3,330
Accrued and other current liabilities	5,716	5,910
Other non-current liabilities	(3,571)	(4,095)
Net cash used in operating activities	(133,559)	(94,256)
Cash flows from investing activities:
Acquisition of Freedom Photonics LLC	(2,759)	—
Acquisition of certain assets from Solfice Research, Inc.	(2,001)	—
Cash received from acquisition of Optogration, Inc.	—	358
Purchases of marketable securities	(363,906)	(530,179)
Proceeds from maturities of marketable securities	254,068	306,907
Proceeds from sales of marketable securities	68,804	83,493
Purchases of property and equipment	(11,277)	(4,155)
Advances for capital projects and equipment	(2,009)	—
Net cash used in investing activities	(59,080)	(143,576)
Cash flows from financing activities:
Proceeds from exercise of warrants	—	153,927
Proceeds from exercise of stock options	2,891	4,738
Payments of employee taxes related to stock-based awards	(2,773)	(140)
Repurchase of common stock and redemption of warrants	(80,878)	(2)
Other financing activities	—	(362)
Net cash provided by (used in) financing activities	(80,760)	158,161
Net decrease in cash, cash equivalents and restricted cash	(273,399)	(79,671)
Beginning cash, cash equivalents and restricted cash	330,702	209,719
Ending cash, cash equivalents and restricted cash	$57,303	$130,048

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Cost of Sales to Non-GAAP Cost of Sales
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP cost of sales	$28,511	$10,762	$73,257	$26,254
Non-GAAP adjustments:
Stock-based compensation	(5,430)	(1,619)	(14,205)	(2,829)
Amortization of intangible assets	(166)	(19)	(469)	(19)
Non-GAAP cost of sales	$22,915	$9,124	$58,583	$23,406
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Gross Loss to Non-GAAP Gross Loss
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP gross loss	$(15,726)	$(2,784)	$(43,685)	$(6,654)
Non-GAAP adjustments:
Stock-based compensation	5,430	1,619	14,205	2,829
Amortization of intangible assets	166	19	469	19
Non-GAAP gross loss	$(10,130)	$(1,146)	$(29,011)	$(3,806)
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP operating expenses	$99,228	$67,361	$258,040	$136,936
Non-GAAP adjustments:
Stock-based compensation	(47,121)	(31,901)	(103,669)	(47,058)
Amortization of intangible assets	(524)	(143)	(1,077)	(143)
Reserve related to employee matters	—	—	(2,000)	—
Transaction costs relating to acquisition activities	274	—	(1,763)	—
Expenses related to registration statement on Form S-1 on behalf of selling stockholders	—	—	—	(1,982)
Non-GAAP operating expenses	$51,857	$35,317	$149,531	$87,753

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP net loss	$(117,550)	$(51,340)	$(301,122)	$(164,093)
Non-GAAP adjustments:
Stock-based compensation	52,551	33,520	117,874	49,887
Amortization of intangible assets	690	162	1,546	162
Legal reserve related to employee matters	—	—	2,000	—
Transaction costs relating to acquisition activities	(274)	—	1,763	—
Expenses related to registration statement on Form S-1 on behalf of selling stockholders	—	—	—	1,982
Change in fair value of warrant liabilities	1,231	(17,072)	(6,645)	22,649
Provision for (benefit from) income taxes	—	(1,264)	165	(1,262)
Non-GAAP net loss	$(63,352)	$(35,994)	$(184,419)	$(90,675)
GAAP net loss per share:
Basic and diluted	$(0.33)	$(0.15)	$(0.85)	$(0.48)
Non-GAAP net loss per share:
Basic and diluted	$(0.18)	$(0.10)	$(0.52)	$(0.27)
Shares used in computing GAAP net loss per share:
Basic and diluted	359,753,254	352,122,485	353,537,754	341,858,435
Shares used in computing Non-GAAP net loss per share:
Basic and diluted	359,753,254	352,122,485	353,537,754	341,858,435
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Operating Cash Flow to Non-GAAP Free Cash Flow
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2022	2021
GAAP operating cash flow	$(133,559)	$(94,256)
Non-GAAP adjustments:
Capital expenditure	(13,286)	(4,155)
Non-GAAP free cash flow	$(146,845)	$(98,411)

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Summary of Stock-Based Compensation and Intangibles Amortization
(In thousands)
(Unaudited)

	Three Months Ended September 30,
	2022		2021
	Stock-Based Compensation	Intangibles Amortization	Stock-Based Compensation	Intangibles Amortization
Cost of Sales	$5,430	$166	$1,619	$19
Research and development	11,326	192	6,318	10
Sales and marketing	3,821	332	1,859	133
General and administrative	31,974	—	23,724	—
Total	$52,551	$690	$33,520	$162

	Nine Months Ended September 30,
	2022		2021
	Stock-Based Compensation	Intangibles Amortization	Stock-Based Compensation	Intangibles Amortization
Cost of Sales	$14,205	$469	$2,829	$19
Research and development	27,142	393	12,743	10
Sales and marketing	9,430	684	2,979	133
General and administrative	67,097	—	31,336	—
Total	$117,874	$1,546	$49,887	$162

Contact Information
Media Relations:
Press@luminartech.com

Investor Relations:
Trey Campbell
trey.campbell@luminartech.com